Exhibit 10.1

GUARANTY

GUARANTY, dated as of March 18, 2014 (“Guaranty”) by The Management Network Group, Inc., a Delaware corporation ( “Guarantor”) in favor of Elutions Capital Ventures S.à r.l, a company incorporated in Luxembourg (the “Guaranteed Party”).

WHEREAS, Guarantor and Elutions, Inc., a Delaware corporation (“Elutions”), are parties to an Investment Agreement, dated as of February 25, 2014 (the “Investment Agreement”), pursuant to which Guarantor has agreed to cause its Subsidiary, Cartesian Limited, a company organized under the laws of England and Wales (“Cartesian”), to issue and sell to the Guaranteed Party, which is a Subsidiary of Elutions, and Elutions has agreed to cause the Guaranteed Party to purchase from Cartesian, a Note, as further described in the Investment Agreement (the “Note”); and

WHEREAS, in order to induce Elutions to enter into the Investment Agreement and consent to the consummation of the transactions contemplated by the Transaction Documents, and to cause the Guaranteed Party to purchase the Note, Guarantor has agreed to guarantee all of Cartesian’s obligations (payment or performance) arising in connection with the Note.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

1.             Guarantor absolutely, irrevocably and unconditionally guarantees, as principal and not merely as surety, to the Guaranteed Party all obligations and liabilities of any nature of Cartesian (including, payment or performance) when due arising under the Note (including, without limitation the full and prompt payment of the principal, interest and all other fees and expenses due on the Note from time to time) (the “Guaranteed Obligations”). The term “Guaranteed Obligations,” as used herein, shall include all liabilities of any successor entity or entities of Cartesian under the Note.

2.             This Guaranty is an absolute, unconditional and continuing guaranty of full and punctual payment and performance of the Guaranteed Obligations and not of the collectability of the Guaranteed Obligations. Guarantor is liable on the Guaranteed Obligations as a primary obligor. The Guaranteed Party may, at its option, proceed hereunder against any Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby.

3.             The obligations and liabilities of the Guarantor hereunder shall in no way be released, diminished, affected or, reduced or impaired by the occurrence of any one or more of the following events:

(a)	the taking or accepting of any direct or indirect security for, or other guarantees of, any Guaranteed Obligations;

(b)	any failure, delay, neglect or omission by the Guaranteed Party to realize upon or protect any such security or guarantees;

(c)	any partial release of the liability of any Guarantor hereunder;

(d)	the insolvency or bankruptcy of any Person at any time liable for the payment or performance of the Guaranteed Obligations, including Cartesian;

(e)	any amendment, extension and/or rearrangement of the Guaranteed Obligations; or

(f)	any failure of the Guaranteed Party to notify Guarantor of any amendment, extension and/or rearrangement of the Guaranteed Obligations or any part thereof.

4.             The Guaranteed Obligations and the rights of the Guaranteed Party to enforce such Guaranteed Obligations by any proceedings, whether by action at Law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise. Subject to the limitation set forth herein, the liability and obligations of Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

(a)	any default, failure or delay, willful or otherwise, in the performance by Cartesian or any other Person of any of the Guaranteed Obligations of any kind or character whatsoever;

(b)	any lack of validity or enforceability of or defect or deficiency in the Note;

(c)	any modification, extension or waiver of any of the terms of the Note;

(d)	any change in the time, manner, terms or place of payment of or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Note, including any increase in the Guaranteed Obligations resulting from any extension of additional credit or otherwise;

(e)	any sale, exchange, release or non-perfection of any property standing as security for the liabilities and obligations hereby guaranteed or any liabilities and obligations incurred directly or indirectly hereunder or any setoff against any of said liabilities and obligations, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(f)	any manner of application of collateral, or proceeds thereof, to any or all of the Guaranteed Obligations, or any manner of sale or other disposition of any of the collateral for all or any of the Guaranteed Obligations;

(g)	except as to applicable statutes of limitation, failure, omission, delay, waiver or refusal by the Guaranteed Party to exercise, in whole or in part, any right or remedy of the Guaranteed Party with respect to the Note;

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(h)	any change in the existence, structure or ownership of Guarantor or Cartesian or their respective Affiliates, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Guarantor, Cartesian or their respective Affiliates or their respective assets or any resulting release or discharge of the Guaranteed Obligations;

(i)	the existence of any claim, set-off or other rights which the Guaranteed Party may have at any time against Cartesian or Guarantor, whether in connection herewith or with any unrelated transactions; provided, however, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(j)	any Order, judgment, decree, ruling or regulation of any court of any jurisdiction or of any Governmental Entity or any other Proceeding, event or reason whatsoever which shall delay, interfere with, hinder or prevent the performance by any party of its respective obligations under the Note;

(k)	the failure of the Guaranteed Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any agreement or otherwise;

(l)	impossibility or illegality of performance on the part of Cartesian or Guarantor of its obligations under the Note;

(m)	the failure of any Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty; or

(n)	any other circumstance that might otherwise constitute a defense available to, or a discharge of, Cartesian or Guarantor or any other Person that is a party to any agreement or instrument (including any guarantor) in respect of the Guaranteed Obligations, other than payment in full of the Guaranteed Obligations.

The obligations of Guarantor hereunder constitute the full recourse obligations of Guarantor enforceable against it to the full extent of all of its assets and properties and are several from Cartesian or any other Person, and are primary obligations concerning which Guarantor is the principal obligor. There are no conditions precedent to the enforcement of this Guarantee, except as expressly contained herein. It shall not be necessary for the Guaranteed Party, in order to enforce payment or performance by Guarantor under this Guarantee, to exhaust its remedies against Cartesian, any other guarantor, or any other person liable for the payment or performance of the Guaranteed Obligations.

5.             The Guarantor further agrees that, if at any time any payment or performance of any of the Guaranteed Obligations is annulled, avoided, set aside, invalidated, declared to be fraudulent or preferential, rescinded or must otherwise be returned, refunded or repaid to Guarantor, Cartesian or any other Person by the Guaranteed Party or any other Person, its estate, trustee, receiver or any other party, under any bankruptcy Law, state, federal or foreign Law, common law or equitable cause, then, to the extent of such payment or repayment, this Guaranty shall be reinstated, and remain in full force and effect, and the Guaranteed Obligations reinstated, as fully as if such payment had never been made, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Guaranteed Obligations in respect of the amount of such payment.

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6.             Guarantor hereby waives the following to the fullest extent permitted by Law:

(a)	promptness, diligence and notice with respect to the Guaranteed Obligations (except for notices to be provided to Guarantor in accordance with the Investment Agreement);

(b)	all suretyship defenses to which Guarantor may be entitled;

(c)	notice of acceptance of this Guarantee, of the creation or existence of any of the Guaranteed Obligations and of any action by the Guaranteed Party in reliance hereon or in connection herewith;

(d)	except as expressly set forth herein, presentment, demand for execution, notice of dishonor or non-execution, protest and notice of protest with respect to the Guaranteed Obligations; and

(e)	any requirement that suit be brought against, or any other action by the Guaranteed Party be taken against, or any notice of default or other notice be given to, or any demand be made on, Cartesian or any other Person, or that any other action be taken or not taken as a condition to such Guarantor’s liability for the Guaranteed Obligations under this Guaranty or as a condition to the enforcement of this Guaranty against such Guarantor.

7.             This is a continuing guaranty and shall remain in full force and effect until the Guaranteed Obligations have been fully and finally paid and performed and satisfied or excused under the terms of the Note.

8.             Notwithstanding the foregoing, Guarantor does not waive any defenses arising from fraud of the Guaranteed Party. Guarantor also reserves the right to assert any and all defenses that Guarantor or Cartesian may have to payment of the Guaranteed Obligations hereunder.

9.             Guarantor hereby consents and agrees that the Guaranteed Party, with or without any further notice to or assent from the Guarantor, may, without in any manner affecting the liability of any Guarantor, and upon such terms and conditions as the Guaranteed Party may deem advisable:

(a)           extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any Guaranteed Obligation, or waive any default with respect thereto;

(b)           sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by or on behalf of the Guaranteed Party as direct or indirect security for the payment or performance of any Guaranteed Obligation; and

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(c)           settle, adjust or compromise any claim of the Borrower against any other Person secondarily or otherwise liable for any Guaranteed Obligation.

Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and agrees that the same shall be binding upon it, and hereby waives any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that Guarantor shall at all times be bound by this Guaranty.

10.           Guarantor agrees to pay on demand any and all reasonable out-of-pocket costs, including reasonable legal fees and expenses of outside counsel (including travel expenses), and other expenses incurred and documented by the Guaranteed Party in connection with any default, collection, enforcement or protection of its rights under this Guaranty (including, without limitation, the enforcement of Guarantor’s payment obligations under this Guaranty); provided that Guarantor shall not be liable for any expenses of the Guaranteed Party if no payment under this Guaranty is finally determined to be due by a court of competent jurisdiction.

11.           Guarantor agrees not to exercise any rights it may acquire by subrogation, exoneration, contribution, indemnification, reimbursement or otherwise that it may have against Cartesian on account of the Guaranteed Obligations, until all of the Guaranteed Obligations have been paid and discharged in full. If any amount is paid to Guarantor in violation of the preceding sentence, such amount shall be held in trust for the benefit of the Guaranteed Party and shall be paid forthwith to the Guaranteed Party to be credited and applied to the Guaranteed Obligations, whether matured or not. Subject to the foregoing, upon payment of all the Guaranteed Obligations, Guarantor shall be subrogated to the rights of the Guaranteed Party against Cartesian, indemnified or reimbursed.

12.           The Guaranteed Party shall not be under any obligation (a) to marshal any assets or properties in favor of Guarantor or in payment of any or all of the Guaranteed Obligations or (b) to pursue any other remedy that Guarantor may or may not be able to pursue itself and that may lighten such Guarantor’s burden, any and all right to which the Guarantor hereby expressly waive.

13.           If acceleration of the time for performance or payment of any amount payable by Cartesian with respect to any of the Guaranteed Obligations is stayed upon insolvency, bankruptcy or reorganization of Cartesian, all such matters required to be performed and amounts otherwise subject to acceleration under the terms of the Note shall nonetheless be payable and subject to performance by Guarantor to the extent provided in this Guarantee.

14.           If any provisions of this Guaranty or the application thereof to any person, entity or circumstance shall for any reason and to any extent be invalid or unenforceable, neither the remainder of this Guaranty nor the application of such provision to other person(s), entities, or circumstances shall be affected thereby, but shall be enforced to the extent permitted by applicable Law.

15.           Guarantor represents that it will receive a direct and material benefit from the Guaranteed Obligations.

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16.           All notices, demands, requests, consents or other communications to be given or delivered under or by reason of the provisions of this Guaranty shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, or (b) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of delivery. Such notices, demands, requests, consents and other communications shall be sent to the following Persons at the following addresses:

(i)       if to Guarantor, to:

The Management Network Group, Inc.
7300 College Boulevard, Suite 302
Overland Park, Kansas 66210
Attention: CEO/President and General Counsel
Fax:
Email:

(ii)      if to Guaranteed Party, to:

Elutions Capital Ventures S.à r.l

c/o Elutions, Inc.
601 East Twiggs Street
Tampa, Florida 33602

Attention: Chairman/CEO and General Counsel
Fax:
Email:

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

17.           Any demand by the Guaranteed Party for payment hereunder shall be in writing, signed by the Guaranteed Party and delivered to Guarantor pursuant to this Section 17 hereof, and shall (a) reference this Guaranty, (b) specifically identify Cartesian, the Guaranteed Obligations to be performed and, in the case of Guaranteed Obligations to be paid, the amount of such Guaranteed Obligations, and (c) set forth payment instructions. There are no other requirements of notice, presentment or demand or otherwise. All sums payable under this Guaranty shall be paid in full without set-off or counterclaim and free and clear of and without deduction of or withholding for or on account of any present or future Taxes, duties and/or other charges. If Guarantor is compelled to make any deduction, it shall pay additional amounts to ensure receipt by the Guaranteed Party of the full amount the Guaranteed Party would have received but for the deduction.

18.           This Guaranty may be amended, modified, or supplemented only pursuant to a written instrument making specific reference to this Guaranty and signed by Guarantor and the Guaranteed Party.

19.           Each capitalized term used herein and not otherwise defined has the meaning given to such term in the Investment Agreement.

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20.           This Guaranty and the rights and obligations hereunder shall not be assigned, delegated, or otherwise transferred (whether by operation of law, by contract, or otherwise) without the prior written consent of the other party hereto; provided, however, that the Guaranteed Party may assign this Guaranty to any transferee of the Note. Any attempted assignment, delegation, or transfer in violation of this Section 20 shall be void and of no force or effect.

21.           The rights and remedies provided for herein are cumulative and not exclusive of any right or remedy that may be available to any party whether at law, in equity, or otherwise. No delay, forbearance, or neglect by any party, whether in one or more instances, in the exercise or any right, power, privilege, or remedy hereunder or in the enforcement of any term or condition of this Guaranty shall constitute or be construed as a waiver thereof. No waiver of any provision hereof, or consent required hereunder, or any consent or departure from this Guaranty, shall be valid or binding unless expressly and affirmatively made in writing and duly executed by the party to be charged with such waiver. No waiver shall constitute or be construed as a continuing waiver or a waiver in respect of any subsequent breach, either of similar or different nature, unless expressly so stated in such writing

22.           This Guaranty and all claims or causes of action (whether in tort, contract or otherwise) that may be based upon, arise out of or relate to this Guaranty or the negotiation, execution or performance of this Guaranty (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Guaranty) shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York.

23.           The undersigned irrevocably agrees that any legal action or proceeding with respect to this Guaranty and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Guaranty and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the any New York State court sitting in the County of New York, the State of New York or the United States District Court for the Southern District of New York, and, in each case, any appellate court therefrom. The undersigned hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Guaranty or any of the transactions contemplated by this Guaranty in any court other than the aforesaid courts. The undersigned hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Guaranty, (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 23, (b) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Guaranty, or the subject matter hereof, may not be enforced in or by such courts. The undersigned agrees that service of process upon such party in any such action or proceeding shall be effective if such process is given as a notice in accordance with Section 16.

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24.           THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY DIRECT OR INDIRECT ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE UNDERSIGNED ( A ) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, ( B ) MAKES THIS WAIVER VOLUNTARILY, AND ( C ) ACKNOWLEDGES THAT THE UNDERSIGNED HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE WAIVERS CONTAINED IN THIS SECTION 24.

[signature page follows]

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Guarantor has executed this Guaranty as of March 18, 2014.

The Management Network Group, Inc.

By:	/s/ Donald E. Klumb
	Name:	Donald E. Klumb
	Title:	Chief Executive Officer, President and Chief Financial Officer

[Signature Page to Guaranty]